Exhibit 10.9

EXECUTION VERSION

FOURTH AMENDED AND RESTATED EXCHANGE AGREEMENT

FOURTH AMENDED AND RESTATED EXCHANGE AGREEMENT (the “Agreement”), dated as of May 5, 2016, among Apollo Global Management, LLC, a Delaware limited liability company, Apollo Principal Holdings I, L.P., a Delaware limited partnership, Apollo Principal Holdings II, L.P., a Delaware limited partnership, Apollo Principal Holdings III, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IV, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings V, L.P., a Delaware limited partnership, Apollo Principal Holdings VI, L.P., a Delaware limited partnership, Apollo Principal Holdings VII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VIII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IX, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings X, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings XI, LLC, an Anguilla limited liability company, AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership, and the Apollo Principal Holders (as defined herein) from time to time that are party hereto.
WHEREAS, the original Exchange Agreement among Apollo Global Management, LLC, Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Management Holdings, L.P., a Delaware limited partnership, and the Apollo Principal Holders dated as of July 13, 2007 (the “Original Exchange Agreement”) provided for the exchange of certain AOG Units for Class A Shares, on the terms and subject to the conditions set forth therein;
WHEREAS, the parties to the Original Exchange Agreement together with Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P. and AMH Holdings (Cayman), L.P. entered into that certain Amended and Restated Exchange Agreement dated as of May 6, 2013 (the “First Amended & Restated Exchange Agreement”);
WHEREAS, the parties to the First Amended & Restated Exchange Agreement entered into that certain Second Amended and Restated Exchange Agreement dated as of March 5, 2014 (the “Second Amended & Restated Exchange Agreement”);
WHEREAS, the parties to the Second Amended & Restated Exchange Agreement together with Apollo Principal Holdings X, L.P. entered into that certain Third Amended & Restated Exchange Agreement dated as of May 7, 2015 (the “Third Amended & Restated Exchange Agreement”); and
WHEREAS, the parties to the Third Amended & Restated Exchange Agreement now desire, together with Apollo Principal Holdings XI, LLC, to enter into this Agreement to amend and restate the Third Amended & Restated Exchange Agreement in its entirety as more fully set forth below;
NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS

SECTION 1.1	DEFINITIONS.
The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.
“A Exchange” has the meaning set forth in Section 2.1(a)(i) of this Agreement.
“AGM” means Apollo Global Management, LLC, a Delaware limited liability company, and any successor thereto.
“Agreement” has the meaning set forth in the preamble of this Agreement.
“Agreement Among Principals” means the Agreement Among Principals, dated as of July 13, 2007, among Leon D. Black, Marc J. Rowan, Joshua J. Harris, Black Family Partners, L.P., MJR Foundation LLC, AP Professional Holdings, L.P. and BRH Holdings L.P., as may be amended, supplemented or restated from time to time.
“AMH Holdings” means AMH Holdings (Cayman), L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“AOG Unit” shall have the meaning given to the term “Operating Group Unit” in the Shareholders Agreement.
“APO Corp.” means APO Corp., a corporation formed under the laws of the State of Delaware, and any successor thereto.
“APO FC” means APO (FC), LLC, an Anguilla limited liability company, and any successor thereto.
“APO FC II” means APO (FC II), LLC, an Anguilla limited liability company, and any successor thereto.
“APO LLC” means APO Asset Co, LLC., a limited liability company formed under the laws of the State of Delaware, and any successor thereto.
“APO UK” means APO UK (FC), Limited, a United Kingdom incorporated company, and any successor thereto.
“Apollo Operating Group” shall have the meaning given to such term in the Shareholders Agreement.
“Apollo Principal I” means Apollo Principal Holdings I, L.P., a limited partnership formed under the laws of the State of Delaware, and any successor thereto.
“Apollo Principal II” means Apollo Principal Holdings II, L.P., a limited partnership formed under the laws of the State of Delaware, and any successor thereto.
“Apollo Principal III” means Apollo Principal Holdings III, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal IV” means Apollo Principal Holdings IV, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal V” means Apollo Principal Holdings V, L.P., a limited partnership formed under the laws of the State of Delaware, and any successor thereto.
“Apollo Principal VI” means Apollo Principal Holdings VI, L.P., a limited partnership formed under the laws of the State of Delaware, and any successor thereto.
“Apollo Principal VII” means Apollo Principal Holdings VII, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal VIII” means Apollo Principal Holdings VIII, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal IX” means Apollo Principal Holdings IX, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal X” means Apollo Principal Holdings X, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal XI” means Apollo Principal Holdings XI, LLC, an Anguilla limited liability company, and any successor thereto.
“Apollo Principal Entities” means, collectively, Apollo Principal I, Apollo Principal II, Apollo Principal III, Apollo Principal IV, Apollo Principal V, Apollo Principal VI, Apollo Principal VII, Apollo Principal VIII, Apollo Principal IX, Apollo Principal X, Apollo Principal XI, AMH Holdings and any other entity formed after [•], 2016 that has executed and delivered a joinder agreement hereto.
“Apollo Principal Holder” means each Person and their Permitted Transferees (as such term is defined in the Agreement Among Principals) that is as of May 6, 2013 or thereafter becomes from time to time a limited partner or member, as applicable, of each of the Apollo Principal Entities pursuant to the terms of the Apollo Principal Operating Agreements, other than (i) the Issuer and (ii) for the avoidance of doubt APO Corp., APO FC, APO FC II, APO LLC and APO UK and their respective subsidiaries.
“Apollo Principal Operating Agreements” means, collectively, the Third Amended and Restated Limited Partnership Agreement of Apollo Principal I dated as of April 14, 2010, the Third Amended and Restated Limited Partnership Agreement of Apollo Principal II dated as of April 14, 2010, the Third Amended and Restated Exempted Limited Partnership Agreement of Apollo Principal III dated as of April 14, 2010, the Third Amended and Restated Exempted Limited Partnership Agreement of Apollo Principal IV dated as of April 14, 2010, the Second Amended and Restated Limited Partnership Agreement of Apollo Principal V dated as of April 14, 2010, the Second Amended and Restated Limited Partnership Agreement of Apollo Principal VI dated as of April 14, 2010, the Second Amended and Restated Exempted Limited Partnership Agreement of Apollo Principal VII dated as of April 14, 2010, the Second Amended and Restated Limited Partnership Agreement of Apollo Principal VIII dated as of April 14, 2010, the Second Amended and Restated Exempted Limited Partnership Agreement of Apollo Principal IX dated as of April 14, 2010, the Amended and Restated Exempted Limited Partnership Agreement of Apollo Principal X dated as of April 8, 2015, the Amended and Restated Limited Liability Company Agreement of Apollo Principal XI dated as of April 11, 2016, the Amended and Restated Exempted Limited Partnership Agreement of AMH Holdings dated September 30, 2012, and the operating agreement of any other entity formed after [•], 2016 that becomes an Apollo Principal Entity, as each may be amended, supplemented or restated from time to time.
“AP Professional” means AP Professional Holdings, L.P., an exempted limited partnership formed under the laws of the Cayman Islands.
“AP Professional Partnership Agreement” means the Second Amended and Restated Exempted Limited Partnership Agreement of AP Professional dated as of July 13, 2007, as may be amended, supplemented or restated from time to time.
“B Exchange” has the meaning set forth in Section 2.1(a)(ii) of this Agreement.
“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.
“Charity” means any organization that is organized and operated for a purpose described in Section 170(c) of the Code (determined without reference to Section 170(c)(2)(A) of the Code) and described in Sections 2055(a) and 2522 of the Code.
“Class A Shares” means the Class A Shares of the Issuer representing Class A limited liability company interests of the Issuer and any equity securities issued or issuable in exchange for or with respect to such Class A Shares (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.
“Code” means the Internal Revenue Code of 1986, as amended.
“Delaware Arbitration Act” has the meaning set forth in Section 3.8(d) of this Agreement.
“Exchange” means the principal securities exchange on which Class A Shares are traded.
“Exchange Rate” means the number of Class A Shares for which an AOG Unit is entitled to be exchanged. On the date of this Agreement, the Exchange Rate shall be 1 for 1 subject to adjustments as provided in Section 2.4.
“Exchange Shelf Registration Statement” has the meaning set forth in Section 2.3(a) of this Agreement.
“First Amended & Restated Exchange Agreement” has the meaning set forth in the recitals of this Agreement.
“Governing Body” means the manager of the Issuer, so long as one exists, and thereafter the Board of Directors of the Issuer.
“Initial Quarterly Exchange Date” has the meaning set forth in Section 2.2(a)(ii) of this Agreement.
“Issuer” means Apollo Global Management, LLC, a limited liability company formed under the laws of the State of Delaware, and any successor thereto.
“Issuer Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the Issuer, dated as of July 13, 2007, as may be amended, supplemented or restated from time to time.
“Insider Trading Policy” means the Insider Trading Policy of the Issuer applicable to the directors, executive officers and employees of the Issuer or its manager or the Issuer’s subsidiaries, as such Insider Trading Policy may be amended from time to time.
“Notice Date” means, with respect to each Quarter, the date that is at least sixty (60) days prior to the Quarterly Exchange Date provided in clause (iii) of the definition of “Quarterly Exchange Date”; provided, that for purposes of determining the Notice Date in reference to Section 2.2(b)(i) or (ii) of the Agreement, such Notice Date shall be that single date that is sixty (60) days prior to the Quarterly Exchange Date provided in clause (iii) of the definition of “Quarterly Exchange Date” (without giving effect to the application of clauses (A) or (B) of the proviso thereof).
“Original Exchange Agreement” has the meaning set forth in the recitals of this Agreement.
“Person” shall be construed broadly and includes any individual, corporation, partnership, firm, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.
“Public Offering” means a public offering of Class A Shares pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.
“Qualifying Entity” has the meaning set forth in Section 2.7 of this Agreement.
“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Issuer.
“Quarterly Exchange Date” means, for each Quarter, unless otherwise required by Section 409A of the Code: (i) with respect to any amount of Class A Shares to be issued upon exchange of AOG Units and offered in an underwritten Public Offering, the closing date of such underwritten offering (or if such underwritten Public Offering does not occur, the next Business Day following the date when it has been determined such underwritten Public Offering will not occur), (ii) with respect to any amount of Class A Shares to be issued upon exchange of AOG Units and offered pursuant to the exercise of an underwriter’s over-allotment option granted in connection with an underwritten Public Offering, the closing date of such sale of Class A Shares pursuant to the exercise of such over-allotment option (or if such over-allotment option is not exercised or is not exercised in full, the exchange as to such portion shall occur on the Business Day immediately following the lapse of the over-allotment option period) and (iii) with respect to any amount of Class A Shares to be issued upon exchange of AOG Units for sale, disposition or transfer other than pursuant to clauses (i) and (ii) of this definition, the first Business Day that directors, executive officers and employees of the Issuer or its manager or the Issuer’s subsidiaries are permitted to trade under the Insider Trading Policy; provided, however, that (A) to the extent an Apollo Principal Holder has delivered a notice of exchange for a B Exchange and has also notified the Issuer prior to the first Quarterly Exchange Date on which any AOG Units may be exchanged hereunder that a portion of the AOG Units to be exchanged under such notice will be offered in an underwritten Public Offering, then all AOG Units set forth in such notice to be exchanged by such Apollo Principal Holder shall be exchanged on the Quarterly Exchange Dates provided in clauses (i) and (ii) hereof, as applicable; (B) to the extent an Apollo Principal Holder has delivered concurrently a notice of an A Exchange and a B Exchange with respect to any Quarter in which AOG Units may be exchanged, then all AOG Units set forth in such notices shall be exchanged on two or more separate Quarterly Exchange Dates during such Quarter (as provided in Section 2.2(a)(ii)), and (C) all references to Quarterly Exchange Date under the Shareholders Agreement, the Agreement Among Principals and the Roll-Up Agreements shall be deemed to refer only to the exchange date set forth in clause (iii) of this definition (without giving effect to the application of clauses (A) and (B) of the proviso hereof).
“Roll-Up Agreements” means the Roll-Up Agreements, dated as of July 13, 2007, among the various Contributing Partners and BRH Holdings, L.P., AP Professional Holdings, L.P., APO Asset Co., LLC, APO Corp., and Apollo Global Management, LLC, as each may be amended, supplemented or restated from time to time.
“Second Amended & Restated Exchange Agreement” has the meaning set forth in the recitals of this Agreement.
“Shareholders Agreement” means the Shareholders Agreement, dated as of July 13, 2007, among the Issuer, AP Professional and the other parties thereto, as may be amended, supplemented or restated from time to time.
“Subsequent Quarterly Exchange Date” has the meaning set forth in Section 2.2(a)(ii) of this Agreement.
“Suspension Period” has the meaning set forth in Section 2.3(a)(i) of this Agreement.
“Tax Receivable Agreement” means the Amended and Restated Tax Receivable Agreement, dated as of May 6, 2013, among APO Corp., Apollo Principal II, Apollo Principal IV, Apollo Principal VI, Apollo Principal VIII, AMH Holdings and the other parties thereto, as may be amended, supplemented or restated from time to time.
“Third Amended & Restated Exchange Agreement” has the meaning set forth in the recitals of this Agreement.
“Transfer Agent” means such bank, trust company or other Person as shall be appointed from time to time by the Issuer pursuant to the Issuer Operating Agreement to act as registrar and transfer agent for the Class A Shares.
ARTICLE II
EXCHANGE OF AOG UNITS

SECTION 2.1	EXCHANGE OF AOG UNITS.
(a)    Subject to adjustment as provided in this Article II, the provisions of the Apollo Principal Operating Agreements and the Issuer Operating Agreement, each Apollo Principal Holder shall be entitled to exchange AOG Units held by such Apollo Principal Holder on any Quarterly Exchange Date as follows:
(i)    For the purpose of making a gratuitous transfer to any Charity, an Apollo Principal Holder may surrender AOG Units to the Issuer in exchange for the delivery by the Issuer of a number of Class A Shares equal to the product of the number of AOG Units surrendered multiplied by the Exchange Rate (such exchange, an “A Exchange”); or
(ii)    An Apollo Principal Holder may transfer AOG Units, at the sole discretion of APO Corp., APO FC, APO FC II and APO UK, to APO Corp., APO FC, APO FC II and/or APO UK , in exchange for the delivery by APO Corp., APO FC, APO FC II and/or APO UK, as the case may be, of a number of Class A Shares equal to the product of such number of AOG Units surrendered multiplied by the Exchange Rate (such exchange, a “B Exchange”);
(b)    On the Quarterly Exchange Date that AOG Units are surrendered for exchange, all rights of the exchanging Apollo Principal Holder as holder of such AOG Units shall cease, and such exchanging Apollo Principal Holder shall be treated for all purposes as having become the Record Holder (as defined in the Issuer Operating Agreement) of such Class A Shares and shall be admitted as a Member (as defined in the Issuer Operating Agreement) of the Issuer in accordance and upon compliance with the Issuer Operating Agreement.
(c)    For the avoidance of doubt, any exchange of AOG Units shall be subject to the provisions of the Apollo Principal Operating Agreements; provided, that, to the extent consent of any Person shall be required pursuant to the provisions of the Apollo Principal Operating Agreements, the Issuer, APO Corp., APO FC, APO FC II and/or APO UK, as applicable, shall use commercially reasonable efforts to cause such consent to be obtained (if not already obtained).
(d)    Notwithstanding anything in this Agreement to the contrary, no Apollo Principal Holder may exchange any AOG Units held by it pursuant to this Agreement except at the same time and to the same extent that it, or the Person on whose behalf it is requesting such exchange, would be entitled to effect transfers of his Pecuniary Interests (as defined in the Shareholders Agreement) under Section 2.2 of the Shareholders Agreement.

SECTION 2.2	EXCHANGE PROCEDURES; NOTICES AND REVOCATIONS.
(a)    (i)    An Apollo Principal Holder may exercise the right to exchange AOG Units set forth in Section 2.1(a) above by providing a written notice of exchange no later than the applicable Notice Date to:
(A)    in the case of an A Exchange, the Issuer substantially in the form of Exhibit A hereto, and
(B)    in the case of a B Exchange, APO Corp., APO FC, APO FC II and, in the case of any notice of exchange after the date hereof, APO UK substantially in the form of Exhibit B hereto, in each case, executed by such holder or such holder's duly authorized attorney in respect of the AOG Units to be exchanged, and delivered during normal business hours at the principal executive offices of the Issuer or APO Corp., APO FC, APO FC II and APO UK, as applicable.
(ii)    If an Apollo Principal Holder provides written notices of exchange for both an A Exchange and a B Exchange to occur in the same Quarter, such Apollo Principal Holder shall cause the A Exchange and the B Exchange to occur on two or more separate exchange dates during the Quarter for which such notices of exchange relate. Except as provided below with respect to an underwritten Public Offering, (a) the B Exchange identified by the Apollo Principal Holder in the applicable notice of exchange shall occur on the date provided in clause (iii) of the definition of “Quarterly Exchange Date” (such date being, the “Initial Quarterly Exchange Date”) and the A Exchange identified by the Apollo Principal Holder in the applicable notice of exchange shall occur on the first Business Day that is at least 11 days following the Initial Quarterly Exchange Date (such date being referred to herein as a “Subsequent Quarterly Exchange Date”); provided that to the extent that an Apollo Principal Holder has delivered a notice of exchange for both an A Exchange and a B Exchange to occur in the same Quarter and has also notified the Issuer prior to the first Quarterly Exchange Date during the applicable Quarter on which any AOG Units may be exchanged hereunder that a portion of the AOG Units to be exchanged in a B Exchange under such notices of exchange will be offered in an underwritten Public Offering, then all AOG Units set forth in the notice of exchange for the B Exchange shall be exchanged on the Quarterly Exchange Dates provided in clauses (i) and (ii) of the definition of Quarterly Exchange Date, as applicable (the last of such dates being deemed the Initial Quarterly Exchange Date for purposes of this Section 2(a)(ii)), and the AOG Units set forth in the notice of exchange for the A Exchange shall be exchanged on the Subsequent Quarterly Exchange Date. For purposes of this Agreement, each of the Initial Quarterly Exchange Date and the Subsequent Quarterly Exchange Date shall be treated as a Quarterly Exchange Date.
(b)    (i)    With respect to any notice of exchange, an Apollo Principal Holder may irrevocably revoke any such notice in whole, but not in part, with respect to such AOG Units to be exchanged (which, for the avoidance of doubt, shall apply to all AOG Units subject to such notice) in writing on or before the Business Day immediately preceding the first Quarterly Exchange Date on which any AOG Units may be exchanged following the Notice Date with respect to which such notice was given, but only in the event that the closing trading price per share of the Class A Shares on the Exchange on the Business Day immediately preceding date of revocation is at least 10% lower than the closing trading price per share of the Class A Shares on the Exchange on the Notice Date with respect to which such notice was given.
(ii)    In addition to and not in limitation of Section 2.2(b)(i), with respect to any notice of exchange for which Class A Shares issued upon exchange will be offered in an underwritten Public Offering, an Apollo Principal Holder may irrevocably revoke any such notice in whole, but not in part, with respect to all AOG Units to be exchanged (which, for the avoidance of doubt, shall apply to all AOG Units subject to such notice) in writing immediately before the pricing of the underwritten Public Offering, but only in the event that the gross price per Class A share offered to the public is at least 10% lower than the closing trading price per share of the Class A Shares on the Exchange on the Notice Date with respect to which such notice was given.
(iii)    Notwithstanding anything to the contrary herein, with respect to any notice of exchange (A) if no revocation shall have been made pursuant to Section 2.2(b)(i) above prior to the Business Day immediately preceding the first Quarterly Exchange Date on which any AOG Units may be exchanged following the Notice Date with respect to which such notice was given, then the ability of an Apollo Principal Holder to revoke any exchange pursuant to Section 2.2(b)(i) shall lapse and (B) no Apollo Principal Holder that makes any revocation with respect to a Quarterly Exchange Date as provided in Section 2.2(b)(i) or (ii) above may exercise the right to exchange AOG Units set forth in Section 2.1(a) in respect of any Quarterly Exchange Date in the next upcoming Quarter.
(c)    As promptly as practicable following the surrender for exchange of AOG Units in the manner provided in this Article II, the Issuer, in the case of an A Exchange, or APO Corp., APO FC, APO FC II and/or APO UK, as applicable, in the case of a B Exchange, shall deliver or cause to be delivered at the principal executive offices of the Issuer or at the office of the Transfer Agent the number of Class A Shares issuable upon such exchange, issued in the name of such exchanging Apollo Principal Holder.
(d)    The Issuer, in the case of an A Exchange, or APO Corp., APO FC, APO FC II and APO UK in the case of a B Exchange, may adopt reasonable procedures for the implementation of the exchange provisions set forth in this Article II, including, without limitation, procedures for the giving of notice of an election for exchange. Further, APO Corp., APO FC, APO FC II and APO UK will coordinate with the Issuer to guarantee that APO Corp., APO FC, APO FC II and APO UK will have sufficient Class A Shares to meet APO Corp’s, APO FC’s, APO FC II’s or APO UK’s obligation to deliver Class A Shares in exchange of AOG Units on each Quarterly Exchange Date. This will be accomplished so as to result in APO Corp., APO FC, APO FC II and APO UK, if relevant, purchasing such Class A Shares, such that the acquisition of Class A Shares is a taxable event pursuant to Section 1001 of the Code.

SECTION 2.3	REGISTRATION, BLACKOUT PERIODS, CUTBACKS AND OWNERSHIP RESTRICTIONS.
(a)    In respect of each Quarterly Exchange Date:
(i)    At all times following the date hereof, the Issuer shall use commercially reasonable efforts to either (i) keep the registration statement on Form S-3 (Registration No. 333-188416) relating to the exchange of AOG Units for Class A Shares continuously effective or (ii) file and cause to become effective another registration statement on Form S-3 relating to the exchange of AOG Units for Class A Shares and keep any such other registration statement continuously effective (such effective registration statement used by the Issuer to comply with this sentence, the “Exchange Shelf Registration Statement”). Notwithstanding the foregoing, the Issuer shall be entitled to suspend the use of the prospectus included in the Exchange Shelf Registration Statement for a reasonable period of time not to exceed 90 days in succession or 180 days in the aggregate in any 12-month period (a “Suspension Period”) if the Company shall determine in its reasonable judgment that (A) it is not feasible for the Shareholder to use the prospectus for the exchange of Class A Shares because of the unavailability of audited or other required financial statements, provided that the Issuer shall use its reasonable efforts to obtain such financial statements as promptly as practicable, or (B) the filing or effectiveness of the prospectus relating to the Exchange Shelf Registration Statement would cause the disclosure of material, non-public information that the Issuer has a bona fide business purpose for preserving as confidential; provided, however, that any Suspension Period shall terminate at such time as the public disclosure of such information is made. After the expiration of any Suspension Period and without any further request from an Apollo Principal Holder, the Issuer shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Exchange Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered in connection with an exchange of Class A Shares included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(ii)    If an underwritten Public Offering of any Class A Shares to be issued upon any exchanges in respect of a Quarterly Exchange Date is to occur and (A) such underwritten Public Offering does not occur, the Issuer, APO Corp., APO FC, APO FC II and APO UK will cancel all exchanges of the amount of AOG Units attributable to the Class A Shares to be offered in such underwritten Public Offering in respect of such Quarterly Exchange Date unless such Apollo Principal Holder shall have elected in Item 2.A of the notice of exchange to have any AOG Units attributable to such underwritten Public Offering exchanged notwithstanding the non-occurrence of such underwritten Public Offering, (B) the Issuer is advised that the underwriter or underwriters or agent of the Public Offering, as the case may be, intends to reduce or cut back the amount of Class A Shares to be offered in the Public Offering in the manner, and to the extent, contemplated by Article V of the Shareholders Agreement, the Issuer, APO Corp., APO FC, APO FC II and APO UK will reduce or cut back the amount of AOG Units to be exchanged in a B Exchange by an Apollo Principal Holder on the applicable Quarterly Exchange Date unless such Apollo Principal Holder shall have elected in Item 2.B or 2.C of the notice of exchange to have any AOG Units attributable to such cut backs exchanged nonetheless or (C) such underwritten Public Offering includes an over-allotment option, which option shall lapse un-exercised in whole or in part, the Issuer, APO Corp., APO FC, APO FC II and APO UK will reduce the amount of AOG Units to be exchanged by an Apollo Principal Holder in a B Exchange on the applicable Quarterly Exchange Date by the amount of AOG Units attributable to such un-exercised portion of the over-allotment amount unless such Apollo Principal Holder shall have elected in Item 2.D of the notice of exchange to have the AOG Units attributable to such un-exercised portion of the over-allotment exchanged nonetheless.
(b)    Notwithstanding anything to the contrary herein, an Apollo Principal Holder shall not be entitled to exchange AOG Units, and the Issuer, APO Corp., APO FC, APO FC II and APO UK shall have the right to refuse to honor any request for exchange of AOG Units, (i) at any time upon such request, if the Issuer, APO Corp., APO FC, APO FC II or APO UK shall reasonably determine that there may be material non-public information that the Issuer has a bona fide business purposes for preserving as confidential, provided, however, that this shall not restrict (a) any Apollo Principal Holder from exchanging AOG Units if it is anticipated that the material non-public information will become public prior to the date such Apollo Principal Holder sells the Class A Shares; or (b) any exchange of AOG Units where the sale of Class A Shares issued upon exchange will be made pursuant to a Rule 10b5-1 plan that was put in place by an Apollo Principal Holder (or a Qualifying Entity on behalf of such Apollo Principal Holder) when such Person was not in possession of material non-public information about the Issuer and its subsidiaries or (ii) if such exchange would be prohibited under applicable law or regulation.

SECTION 2.4	SPLITS, DISTRIBUTIONS AND RECLASSIFICATIONS.
If there is: (1) any subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of the AOG Units it shall be accompanied by an identical subdivision or combination of the Class A Shares; or (2) any subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of the Class A Shares it shall be accompanied by an identical subdivision or combination of the AOG Units. In the event of a reclassification or other similar transaction as a result of which the Class A Shares are converted into another security, then an Apollo Principal Holder shall be entitled to receive upon exchange the amount of such security that such Apollo Principal Holder would have received if such exchange had occurred immediately prior to the effective date of such reclassification or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any AOG Unit.

SECTION 2.5	CLASS A SHARES TO BE ISSUED.
The Issuer covenants that if any Class A Shares require registration with or approval of any governmental authority under any foreign, U.S. federal or state law before such Class A Shares may be issued upon exchange pursuant to this Article II, the Issuer shall use commercially reasonable efforts to cause such Class A Shares to be duly registered or approved, as the case may be. The Issuer shall use commercially reasonable efforts to list the Class A Shares required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Shares may be listed or traded at the time of such delivery. Nothing contained herein shall be construed to preclude the Issuer, APO Corp., APO FC, APO FC II or APO UK from satisfying their obligations in respect of the exchange of the AOG Units by delivery of Class A Shares which are held in the treasury of the Issuer, APO Corp., APO FC, APO FC II, APO UK or any of their subsidiaries.

SECTION 2.6	TAXES.
The delivery of Class A Shares upon exchange of AOG Units shall be made without charge to the Apollo Principal Holder for any stamp or other similar tax in respect of such issuance.

SECTION 2.7	DISPOSITION OF CLASS A SHARES ISSUED.
(a)    Each Apollo Principal Holder receiving Class A Shares as a result of a an A Exchange or a B Exchange hereunder, covenants to use reasonable best efforts (i) to effect a gratuitous transfer of such Class A Shares to any Charity, in the case of an A Exchange or (ii) to sell or otherwise dispose of such Class A Shares, in the case of a B Exchange, as promptly as practicable after the receipt thereof taking into account the circumstances surrounding such proposed transfer, sale or other disposition. Except with respect to any Apollo Principal Holder that is a Qualifying Entity (as defined below), any Apollo Principal Holder that is unable to transfer, sell or otherwise dispose of such Class A Shares in a prompt manner as set forth in the preceding sentence (but in any event, within ten (10) days) shall cause all such Class A Shares to be transferred immediately to a partnership, trust or other entity (other than a “grantor trust” or an entity otherwise disregarded as an entity separate from its parent for United States federal income tax purposes) (each, a “Qualifying Entity”). The Governing Body acknowledges that one or more events, such as an underwriter cutback, the unavailability of a registration, the possession of material non-public information, or general market dislocation may affect the timing of a proposed sale or disposition following an exchange. An Apollo Principal Holder that is a Qualifying Entity or any other Apollo Principal Holder who promptly transfers Class A Shares received as a result of an exchange to a Qualifying Entity, if in either case such Qualifying Entity participates in a Rule 10b5-1 plan under which it has agreed to sell such Class A Shares through such Qualifying Entity pursuant to such 10b5-1 plan in accordance with its terms, shall be deemed to be in compliance with this Section 2.7(a), Section 3.3 of the Roll-Up Agreements and Section 2.4(a) of the Agreement Among Principals.
(b)    Except with respect to any Apollo Principal Holder that is a Qualifying Entity, any other Apollo Principal Holder that exercises the right to exchange AOG Units as set forth in Section 2.1(a) shall provide certification to APO Corp. before giving effect to such exchange and in a form reasonably satisfactory to APO Corp., that to the best knowledge of such Apollo Principal Holder, such Apollo Principal Holder (i) does not own, (ii) will not own, immediately prior to the exchange pursuant to which such Apollo Principal Holder will receive such Class A Shares and (iii) will not be treated as owning immediately before or following such exchange, for U.S. federal income tax purposes, any other Class A Shares directly, indirectly, by attribution, or otherwise; provided that such Apollo Principal Holder may own Class A Shares through Qualifying Entities so long as all such Qualifying Entities do not own in the aggregate, and do not directly or indirectly cause the Apollo Principal Holder to be treated as owning for U.S. federal income tax purposes, Class A Shares that represent more than 19% of all outstanding Class A Shares, by value. Any Apollo Principal Holder that is a Qualifying Entity and that exercises the right to exchange AOG Units as set forth in Section 2.1(a) shall provide certification to APO Corp. before giving effect to such exchange and in a form reasonably satisfactory to Apo Corp., that to the best knowledge of such Apollo Principal Holder, (i) such Apollo Principal Holder is a Qualifying Entity, and (ii) neither such Apollo Principal Holder nor any direct or indirect partner of such Apollo Principal Holder that is an individual owns or will own immediately before or following such exchange, or for U.S. federal income tax purposes is deemed to own or will be deemed to own immediately before or following such exchange, Class A Shares that represent more than 19% of all outstanding Class A Shares by value. Notwithstanding the foregoing, any Apollo Principal Holder who holds Class A Shares pursuant to the Issuer’s 2007 Omnibus Equity Incentive Plan as may be amended, modified or supplemented from time to time, or any successor or similar plan will, with the consent of the Governing Body, be permitted to exclude such Class A Shares from this certification.
(c)    To the extent permitted by applicable law, the Issuer shall take all reasonable and necessary action to cooperate with any Apollo Principal Holder who shall have notified the Issuer of its intention to implement a 10b5-1 plan for a Qualifying Entity (including for any such Apollo Principal Holder that is a Qualifying Entity) to implement such 10b5-1 plan, including: (i) cooperating directly with the broker or brokers who will administer such 10b5-1 plan, (ii) promptly advising any broker or brokers identified in advance to the Issuer as administering such 10b5-1 plan of any Suspension Period (as defined in the Shareholders Agreement) applicable to any re-sale shelf registration statement under which sales of Class A Shares are then being made by such broker or brokers on behalf of a Qualifying Entity pursuant to such 10b5-1 plan and (iii) to the extent the Chief Compliance or Legal Officer of the Issuer (or any designee thereof) is entitled under any applicable policy of the Issuer to review and pre-approve the 10b5-1 plan, such review consists of determining that the 10b5-1 plan conforms to all requirements of Section 240.10b5-1(c)(1)(i) of the Code of Federal Regulations as then in effect and conforms to any other applicable legal requirements deemed appropriate by the Issuer. For the avoidance of doubt, nothing in this Section 2.7(c) shall override any rights or obligations of the parties to the Shareholders Agreement.
ARTICLE III
GENERAL PROVISIONS

SECTION 3.1	AMENDMENT.
(a)    The provisions of this Agreement may be amended by the affirmative vote or written consent of each of the Apollo Principal Entities and, by the affirmative vote or written consent of the holders of at least a majority of the interests of the AOG Units (excluding AOG Units held by the Issuer, APO LLC, APO FC, APO FC II, APO UK and APO Corp. or any of their respective subsidiaries); provided that any matter relating solely to A Exchanges shall also require the consent of the Issuer; provided, further, that no amendment to this Agreement that by its terms disproportionately adversely affects any particular Apollo Principal Holder may be made without the consent of such Apollo Principal Holder.
(b)    Each Apollo Principal Holder hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or written consent of less than all of the Apollo Principal Holders, such action may be so taken upon the concurrence of less than all of the Apollo Principal Holders and each Apollo Principal Holder shall be bound by the results of such action.

SECTION 3.2	ADDRESSES AND NOTICES.
All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):
(a)    If to the Issuer, to:
Apollo Global Management, LLC
9 West 57th Street, 43rd Floor
New York, New York 10019
Attention: John J. Suydam, Esq.
Electronic Mail: jsuydam@apollolp.com
with a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064

Attention:	Gregory A. Ezring, Esq., Monica K. Thurmond, Esq. and Catherine Goodall, Esq.

Electronic mail:	gezring@paulweiss.com, mthurmond@paulweiss.com and cgoodall@paulweiss.com
(b)    If to any Apollo Principal Entity:
c/o Apollo Global Management, LLC
9 West 57th Street, 43rd Floor
New York, New York 10019
Attention: John J. Suydam, Esq.
Electronic Mail: jsuydam@apollolp.com
with a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064

Attention:	Gregory A. Ezring, Esq., Monica K. Thurmond, Esq. and Catherine Goodall, Esq.

Electronic mail:	gezring@paulweiss.com, mthurmond@paulweiss.com and cgoodall@paulweiss.com
(c)    If to any Apollo Principal Holder, to the address set forth on Schedule I.

SECTION 3.3	FURTHER ACTION.
The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4	BINDING EFFECT.
(a)    This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.
(b)    No Apollo Principal Holder shall transfer AOG Units to any Person, who is not a party to this Agreement without first obtaining an agreement from such Person to be a party to this Agreement as an Apollo Principal Holder; provided that the foregoing condition shall not apply to transfers of AOG Units to the Issuer, APO Corp., APO FC, APO FC  II, APO LLC, APO UK or any of their respective subsidiaries or to any Apollo Principal Entities.
(c)    The Issuer shall cause any Person who hereafter becomes a member of the Apollo Operating Group to execute an agreement to be a party to this Agreement as an Apollo Principal Entity.

SECTION 3.5	SEVERABILITY.
If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6	INTERACTION.
This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

SECTION 3.7	WAIVER.
No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8	SUBMISSION TO JURISDICTION: WAIVER OF JURY TRIAL.
(a)    Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the dispute fail to agree on the selection of an arbitrator within thirty (30) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.
(b)    Notwithstanding the provisions of paragraph (a) in the case of matters relating to an A Exchange, the Issuer may bring, and in the case of matters relating to a B Exchange, APO Corp., APO FC, APO FC II and APO UK may cause any Apollo Principal Entity to bring, on behalf of the Issuer, APO Corp., APO FC, APO FC II, APO UK or such Apollo Principal Entity or on behalf of one or more Apollo Principal Holders, an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each Apollo Principal Holder (i) expressly consents to the application of paragraph (c) of this Section 3.8 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Issuer, in the case of matters relating to an A Exchange and APO Corp., in the case of matters relating to a B Exchange, as such Apollo Principal Holder’s agents for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Apollo Principal Holders of any such service of process, shall be deemed in every respect effective service of process upon the Apollo Principal Holders in any such action or proceeding.
(c)    (i)    EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 3.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the forum designated by this paragraph (c) has a reasonable relation to this Agreement, and to the parties’ relationship with one another.
(ii)    The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 3.8 and such parties agree not to plead or claim the same.
(d)    Notwithstanding any provision of this Agreement to the contrary, this Section 3.8 shall be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Delaware Uniform Arbitration Act (10 Del. C. § 5701 et seq.) (the “Delaware Arbitration Act”). If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Section 3.8, including any rules of the International Chamber of Commerce, shall be invalid or unenforceable under the Delaware Arbitration Act, or other applicable law, such invalidity shall not invalidate all of this Section 3.8. In that case, this Section 3.8 shall be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 3.8 shall be construed to omit such invalid or unenforceable provision.

SECTION 3.9	COUNTERPARTS.
This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10	TAX TREATMENT.
To the extent this Agreement imposes obligations upon a particular Apollo Principal Entity or APO LLC, this Agreement shall be treated as part of the relevant Apollo Principal Entity Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations. The parties shall report any A Exchange consummated hereunder, as a tax-free contribution of AOG Units pursuant to Section 721 of the Code. The parties shall report (a) any B Exchange consummated hereunder as a taxable sale to APO Corp., APO FC, APO FC II and APO UK, as applicable, of AOG Units by an Apollo Principal Holder. No party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless otherwise required by applicable law.

SECTION 3.11	TAX OFFSET
Each Apollo Principal Holder that effects a B Exchange pursuant to Section 2.1(a)(ii) shall promptly pay to APO Corp., upon the request of APO Corp., an amount equal to the sum of its pro rata share, based on the percentage of AOG Units exchanged by such Apollo Principal Holder of the total AOG Units exchanged by all Apollo Principal Holders in such B Exchange, of (a) any increase in the U.S. federal, state and local income tax payable, or the fair value, as determined by APO Corp., of any increase in the amount of any tax attributes, including net operating losses, utilized, in any taxable period by APO Corp., as a result of income allocated to APO Corp. from any Apollo Principal Entities of which APO Corp. holds AOG Units immediately after the relevant B Exchange, but in which APO LLC, APO FC, APO FC II or APO UK (or any other subsidiary of AGM) also owns AOG Units and (b) any increase in the U.S. federal, state and local income tax payable, or the fair value, as determined by APO Corp., of any increase in the amount of tax attributes, including net operating losses, utilized, in any taxable period by APO Corp. as a result of any payments received by APO Corp. pursuant to clause (a) of this Section 3.11. Each Apollo Principal Holder may offset any payment due under this Section 3.11 by any amounts owed to such Apollo Principal Holder by APO Corp. At the request of an Apollo Principal Holder, APO Corp. will promptly provide to the requesting Apollo Principal Holder a copy of the calculation of the amount determined to be due from the Apollo Principal Holder pursuant this Section 3.11, and to respond to reasonable questions from the requesting Apollo Principal Holder (or its advisor) regarding the calculation. Any dispute regarding such calculation shall be resolved pursuant to Section 3.8.

SECTION 3.12	APPLICABLE LAW.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

APOLLO GLOBAL MANAGEMENT, LLC

By:    AGM Management, LLC,
its Manager

By: BRH Holdings GP, Ltd.,
its Sole Member

By: /s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.
By:    Apollo Principal Holdings I GP, LLC,
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:     Apollo Principal Holdings II GP, LLC,
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:    Apollo Principal Holdings III GP, Ltd.,
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS IV, L.P.

By:    Apollo Principal Holdings IV GP, Ltd.,
    its General Partner

By: /s/ John J. Suydam        John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS V, L.P.

By:    Apollo Principal Holdings V GP, LLC,
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS VI, L.P.

By:    Apollo Principal Holdings VI GP, LLC,
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS VII, L.P.

By:    Apollo Principal Holdings VII GP, Ltd.
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS VIII, L.P.

By:    Apollo Principal Holdings VIII GP, LLC,
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS IX, L.P.

By:    Apollo Principal Holdings IX GP, Ltd.,
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS X, L.P.

By:    Apollo Principal Holdings X GP, Ltd.,
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS XI, LLC

By: /s/ Dominic Fry
Dominic Fry
Manager

AMH HOLDINGS (CAYMAN), LP

By:    AMH Holdings GP, Ltd.,
    its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President and Secretary

AP PROFESSIONAL HOLDINGS, L.P.
By:    BRH Holdings GP, Ltd.,
its General Partner

By: /s/ John J. Suydam
John J. Suydam
Vice President

SCHEDULE I

Notices

AP Professional Holdings, L.P.
c/o Apollo Global Management, LLC
9 West 57th Street, 43rd Floor
New York, New York 10019
Attention: John J. Suydam, Esq.
Electronic Mail: jsuydam@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064

Attention:	Gregory A. Ezring, Esq., Monica K. Thurmond, Esq. and Catherine Goodall, Esq.

Electronic mail:	gezring@paulweiss.com, mthurmond@paulweiss.com and cgoodall@paulweiss.com

EXHIBIT A

FORM OF
NOTICE OF EXCHANGE (A Exchange)

Apollo Global Management, LLC
9 West 57th Street
New York, NY 10019
Attention: John J. Suydam
Fax: (212) 515-3251
Electronic Mail: jsuydam@apollolp.com

Reference is hereby made to the Fourth Amended and Restated Exchange Agreement, dated as of [•], 2016 (the “Exchange Agreement”), among Apollo Global Management LLC, Apollo Principal Holdings I L.P., Apollo Principal Holdings II L.P., Apollo Principal Holdings III L.P., Apollo Principal Holdings IV L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., Apollo Principal Holdings X, L.P., Apollo Principal Holdings XI, LLC, AMH Holdings (Cayman), L.P., and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
A separate Notice of Exchange should be completed for each individual or legal entity that is an Apollo Principal Holder or will become an Apollo Principal Holder following the exchange.
The undersigned Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) desires to exchange the number of AOG Units set forth below to be issued in its name as set forth below:

Legal Name of Apollo Principal Holder:	[ ]
Address:	[ ]
Number of AOG Units to be exchanged: Indicate if the Apollo Principal Holder is submitting a Notice of Exchange (B Exchange) concurrently with this notice.	[ ] Yes □ No □

The undersigned acknowledges that the number of AOG Units to be exchanged pursuant to this notice shall be equal to the lesser of (x) the number of AOG Units set forth above, and (y) the number of AOG Units that the undersigned is permitted to exchange taking into account any subsequent revocation permitted by Section 2.2(b) of the Exchange Agreement, any concurrent notice to effect a B Exchange permitted by Section 2.2(a)(ii) of the Exchange Agreement, and any limitations imposed pursuant to Section 2.3 of the Exchange Agreement. The undersigned acknowledges that AOG Units to be exchanged in connection with an underwritten Public Offering and the AOG Units to be exchanged other than in connection with an underwritten Public Offering may be exchanged on different dates as provided in the Exchange Agreement.
The undersigned (1) hereby represents that the AOG Units set forth above are beneficially owned by the undersigned, (2) hereby exchanges such AOG Units for Class A Shares as set forth in the Exchange Agreement, and (3) hereby irrevocably constitutes and appoints any officer of the Apollo Principal Entities, APO LLC, APO FC, APO FC II, APO UK, APO Corp., or the Issuer as its attorney, with full power of substitution, to exchange said AOG Units on the books of the Apollo Principal Entities for Class A Shares on the books of the Issuer, with full power of substitution in the premises.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

FORM OF
NOTICE OF EXCHANGE (B Exchange)

APO Corp.
APO (FC), LLC
APO (FC II), LLC
APO UK, LLC
c/o     Apollo Global Management, LLC
9 West 57th Street
New York, NY 10019
Attention: John J. Suydam
Fax: (212) 515-3251
Electronic Mail: jsuydam@apollolp.com
Reference is hereby made to the Fourth Amended and Restated Exchange Agreement, dated as of [•], 2016 (the “Exchange Agreement”), among Apollo Global Management LLC, Apollo Principal Holdings I L.P., Apollo Principal Holdings II L.P., Apollo Principal Holdings III L.P., Apollo Principal Holdings IV L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., Apollo Principal Holdings X, L.P., Apollo Principal Holdings XI, LLC, AMH Holdings (Cayman), L.P., and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
A separate Notice of Exchange should be completed for each individual or legal entity that is an Apollo Principal Holder or will become an Apollo Principal Holder following the exchange.
The undersigned Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) desires to exchange the number of AOG Units set forth below to be issued in its name as set forth below:

Legal Name of Apollo Principal Holder:	[ ]
Address:	[ ]
1. TOTAL Number of AOG Units to be Exchanged 1.A Indicate if the Apollo Principal Holder is submitting a Notice of Exchange (A Exchange) concurrently with this notice.	[ ] Yes □ No □
2. With respect to any amount of Class A Shares issuable upon exchange of AOG Units which are to be offered in an underwritten Public Offering, please make the following elections:
2.A Election if Underwritten Offering Does Not Occur

As to the amount of AOG Units described in 2. above with respect to which exchanged Class A Shares will be offered in an underwritten Public Offering, and which offering does not occur as contemplated by Section 2.3(ii)(A) of the Exchange Agreement, the Apollo Principal Holder hereby elects that all of such Apollo Principal Holder’s AOG Units that would have been offered in such offering are to be exchanged nonetheless

Yes □ No □
2.B Election for Cutback Scenario A (0-25% Cutback and Partial Exchange):

As to the amount of AOG Units described in 2. above with respect to which exchanged Class A Shares will be offered in an underwritten Public Offering, the Apollo Principal Holder hereby elects that, if an underwriter/agent cutback of between 0-25% of the offered amount is imposed in connection with the offering as contemplated by Section 2.3(ii)(B) of the Exchange Agreement, all of such Apollo Principal Holder’s AOG Units attributable to such 0-25% cutback are to be exchanged nonetheless

Yes □ No □
2.C Election for Cutback Scenario B (26-100% Cutback and Partial Exchange):

As to the amount of AOG Units described in 2. above with respect to which exchanged Class A Shares will be offered in an underwritten Public Offering, the Apollo Principal Holder hereby elects that, if an underwriter/agent cutback of between 26-100% of the offered amount is imposed in connection with the offering as contemplated by Section 2.3(ii)(B) of the Exchange Agreement, all of such Apollo Principal Holder’s AOG Units attributable to such 26-100% cutback are to be exchanged nonetheless

Yes □ No □
2.D Election for any Un-Exercised Portion of Over-Allotment Option (Greenshoe):

As to the amount of AOG Units set forth under 2. above that will be subject to a customary over-allotment option, the Apollo Principal Holder hereby elects that, if the over-allotment option shall lapse un-exercised in whole or in part as contemplated by Section 2.3(ii)(C) of the Exchange Agreement, all of such Apollo Principal Holder’s AOG Units attributable to the un-exercised portion of the over-allotment option are to be exchanged nonetheless, as follows:

         (I) in an underwritten Public Offering not subject to any underwriter/agent cutback:

        (II) in an underwritten Public Offering subject to Cutback Scenario A above:

        (III) in an underwritten Public Offering subject to Cutback Scenario B above:

(I) Yes □ No □ (II) Yes □ No □ (III) Yes □ No □
2.E Election Regarding Class A Shares to be Used in an Over-Allotment Option (Greenshoe)

To the extent an underwritten Public Offering involves a customary over-allotment option (typically 15% of the shares offered in the base offering), the Apollo Principal Holder hereby elects that any Class A Shares offered by such Apollo Principal Holder in any over-allotment option would be allocated from the following sources (please check each box that applies)

 □ to come from a portion of the amount of total AOG Units to be exchanged set forth under 1. above
(amount, if known: ________)

 □ to come from RSU shares or other Class A Shares
(amount, if known: ________)

THIS NOTICE OF EXCHANGE AND THE ELECTIONS SET FORTH HEREIN ARE IRREVOCABLE EXCEPT TO THE EXTENT REVOCATION OF EXCHANGES IS PERMITTED UNDER THE EXCHANGE AGREEMENT. PLEASE NOTE THAT A LIMIT ORDER AS TO PRICE OR QUANTITY OF CLASS A SHARES TO BE SOLD UPON EXCHANGE OF AOG UNITS, OR ANY OTHER DIRECTION OR INSTRUCTION TO A BROKER, CUSTODIAN, UNDERWRITER OR AGENT, INCLUDING BY WAY OF POWER OF ATTORNEY, AS TO AMOUNTS OF CLASS A SHARES SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UPON EXCHANGE, WILL NOT GOVERN THE AMOUNT OF AOG UNITS EXCHANGED HEREUNDER.
The undersigned acknowledges that the number of AOG Units to be exchanged pursuant to this notice shall be equal to the lesser of (x) the number of AOG Units set forth above, and (y) the number of AOG Units that the undersigned is permitted to exchange taking into account the elections set forth above, any subsequent revocation permitted by Section 2.2(b) of the Exchange Agreement, any concurrent notice to effect an A Exchange permitted by Section 2.2(a)(ii) of the Exchange Agreement, and any limitations imposed pursuant to Section 2.3 of the Exchange Agreement.
The undersigned acknowledges that AOG Units to be exchanged in connection with an underwritten Public Offering and the AOG Units to be exchanged other than in connection with an underwritten Public Offering may be exchanged on different dates as provided in the Exchange Agreement.
The undersigned (1) hereby represents that the AOG Units set forth above are beneficially owned by the undersigned, (2) hereby exchanges such AOG Units for Class A Shares as set forth in the Exchange Agreement, and (3) hereby irrevocably constitutes and appoints any officer of the Apollo Principal Entities, APO LLC, APO FC, APO FC II, APO UK, APO Corp., or the Issuer as its attorney, with full power of substitution, to exchange said AOG Units on the books of the Apollo Principal Entities for Class A Shares on the books of the Issuer, with full power of substitution in the premises.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name: ______________________________________

Dated: ______________________________________

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